Exhibit 10.21


         Agreement, dated as of October 19, 2001, between GP Strategies Corporation, a Delaware corporation (the "Company"), having an address at 9 West 57th Street, New York, New York 10019, and Bedford Oak Partners, L.P., a Delaware limited partnership (the "Investor"), having an address at 100 South Bedford Road, Mt. Kisco, New York.

         1. Subscription. The Investor is hereby purchasing from the Company 300,000 shares (the "Shares") of Class B Capital Stock, par value $.01 per share, of the Company for an aggregate purchase price (the "Purchase Price") of $900,000.

         2. Closing. The closing shall take place on November 14, 2001 at the office of the Investor located at 100 South Bedford Road, Mt. Kisco, New York. Payment of the Purchase Price is being made by electronic wire transfer in accordance with the following instructions:

         Account Name:     GP Strategies Corporation
         Bank Name:        Fleet Bank
         Bank Address:
         ABA#:             xxxxxxxxxxxx
         Account #:        xxxxxxxxxxxx

or by delivery of a bank check or certified check made payable to "GP Strategies Corporation" against delivery to Dennis Javer, Chief Financial Officer of the Investor, of a certificate representing the Shares.

         3. Disposition and Conversion.

            (a) The Investor acknowledges and agrees that the Shares are not registered under the Securities Act of 1933, as amended (the "Securities Act"), or any foreign or state securities laws. The Investor agrees that the Shares, and the shares (the "Underlying Shares") of common stock, par value $.01 per share (the "Common Stock"), of the Company issuable upon conversion of the Shares, will not be sold, offered for sale, transferred, pledged, hypothecated, or otherwise disposed of (collectively, "Disposed Of" or "Disposition Of") except in compliance with the Securities Act and applicable foreign and state securities laws. The Investor has been advised that, except as set forth in
Section 5, the Company has no obligation, and does not intend, to cause the Shares or the Underlying Shares to be registered under the Securities Act or the securities law of any other jurisdiction or to comply with the requirements for any exemption under the Securities Act, including but not limited to those provided by Rule 144 and Rule 144A promulgated under the Securities Act, or under the securities law of any other jurisdiction.

            (b) Upon the Disposition Of any of the Shares other than to a Permitted Transferee (as hereinafter defined), the Investor shall be deemed to have exercised the right (under the Company's certificate of incorporation) to convert all of the Shares then owned by the Investor into an equal number of Underlying Shares. The Investor may not Dispose Of any Shares other than to a Permitted Transferee prior to their conversion into Underlying Shares. As used herein, a Permitted Transferee shall mean a transferee of the Shares that (i) controls, is under common control with, or is controlled by, the Investor and
(ii) prior to and as a condition precedent to becoming a transferee of such Shares, executes an agreement, in form and substance satisfactory to the Company, agreeing to be bound by the provisions of this Agreement with respect to the transferred Shares as if such transferee were the Investor hereunder.

            (c) At the request of the Board of Directors of the Company (the "Board"), at any time, the Investor shall convert all of the Shares then owned by the Investor into an equal number of Underlying Shares.

            (d) If the Investor is deemed pursuant to Section 3(b) to have exercised the right, or is requested by the Company pursuant to Section 3(c) to exercise the right, to convert its Shares into an equal number of Underlying Shares, the Investor shall promptly surrender to the Company the stock certificate or certificates representing such Shares in exchange for a stock certificate or certificates representing an equal number of Underlying Shares. During the period commencing on the date that the Investor shall be deemed to have exercised, or is requested to exercise, such right to convert Shares and terminating on the date that the stock certificate or certificates representing such Shares are so surrendered, the Investor shall vote or (if requested by the Company) execute a written consent with respect to such Shares in accordance with the duly adopted recommendation of the Board, and the Investor hereby grants to such officer of the Company as shall be designated by the Board an irrevocable proxy coupled with an interest to vote such Shares in accordance with such recommendation of the Board.

         4. Restrictive Legends.

            (a) Each certificate evidencing Shares or Underlying Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

                "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW. THESE SECURITIES MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR ANY EXEMPTION THEREFROM UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW."

             (b)  Each  certificate   evidencing  Shares  shall  be  stamped  or
otherwise imprinted with a legend in substantially the following form:

                "THE TRANSFER AND VOTING OF THE SECURITIES
                REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF AN AGREEMENT, DATED AS OF OCTOBER 19, 2001, BETWEEN THE COMPANY AND THE HOLDER OF RECORD OF THIS CERTIFICATE, AND NO TRANSFER OF SUCH SECURITIES SHALL BE VALID OR EFFECTIVE EXCEPT IN ACCORDANCE WITH THE AGREEMENT AND UNTIL SUCH TERMS AND CONDITIONS HAVE BEEN FULFILLED. COPIES OF THE AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES THEREOF."

             (c) The legend set forth in Section 4(a) shall be removed and the Company shall issue a certificate without such legend to the holder thereof upon the earliest to occur of (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) the securities shall have been sold to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, or (iii) such securities may be sold by the holder without restriction or registration under Rule 144(k) under the Securities Act (or any successor provision).

         5. Registration of Underlying Shares.

             (a) The Company shall, at its expense, (i) not later than January 15, 2002, file a registration statement on Form S-3 (the "Resale Registration Statement") to register under the Securities Act the resale by the Investor of the Underlying Shares, (ii) use its commercially reasonable efforts to cause the Resale Registration Statement to become effective under the Securities Act on the earliest possible date and to remain effective until two years from the date hereof or such earlier date as the Investor owns no Shares or Underlying Shares, and (iii) after the Resale Registration Statement is declared effective under the Securities Act, furnish the Investor with such number of copies of the prospectus (the "Prospectus") included in the Resale Registration Statement as the Investor may reasonably request to facilitate the resale of the Underlying Shares.

             (b) If at any time during the period that the Resale Registration Statement is effective under the Securities Act an event (an "Event") shall have occurred that has caused the Prospectus to contain an untrue statement of a material fact or to omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, the Company shall (i) give the Investor a notice (the "No-Sell Notice") that an Event has occurred, (ii) promptly (or, if in the reasonable judgment of the Company disclosure of the Event would be detrimental to the Company, promptly after the earlier of (A) the date that disclosure of the Event would not be detrimental to the Company and
(B) 90 days after the date of the No-Sell Notice) use its commercially reasonable efforts to cause the Resale Registration Statement not to contain an untrue statement of a material fact or to omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and (iii) give the Investor a notice (the "Sell Notice") when the Resale Registration Statement does not contain an untrue statement of a material fact or to omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made. The Investor shall keep the existence and contents of any No-Sell Notice confidential, and shall not sell any Underlying Shares pursuant to the Resale Registration Statement after it has received a No-Sell Notice until it has received a subsequent Sell Notice.

             (c) In connection with the Resale Registration Statement, the Investor shall furnish to the Company such information as the Company shall reasonably request.

             (d) To the extent permitted by law, the Company will indemnify and hold harmless the Investor against any losses, claims, damages, expenses or liabilities (collectively, "Losses") to which the Investor may become subject under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other federal or state law, or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof), arise out of or are based upon any of the following statements or omissions (each, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in the Resale Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. Notwithstanding anything contained in this Agreement to the contrary, the indemnity agreement contained above in this Section 5(d) shall not apply (i) to amounts paid in settlement of any such Loss, action or proceeding if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, or (ii) to any such Loss, action or proceeding arising out of or based upon a Violation (A) which occurs in reliance upon and in conformity with written information furnished by the Investor expressly for use in connection with the Resale Registration Statement or (B) contained in a preliminary prospectus but not in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 5(a)(iii).

             (e) To the extent permitted by law, the Investor will indemnify and hold harmless, to the same extent and in the same manner set forth in Section 5(d), the Company, each of its directors, each of its officers who have signed the Resale Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, and any other stockholder selling securities pursuant to the Resale Registration Statement against any Losses, joint or several, to which any of them may become subject under the Securities Act, the Exchange Act, other federal or state law, or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Investor expressly for use in connection with the Resale Registration Statement.

             (f)  Promptly  after  receipt by an  indemnified  party  under this
Section 5 of notice of the commencement of any action or proceeding (including any governmental action or proceeding), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this
Section 5, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel reasonably satisfactory to the indemnified party; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel for the indemnifying party, representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. Notwithstanding anything to the contrary contained herein, the Company shall not be required pay for more than one legal counsel for all stockholders selling securities pursuant to the Resale Registration Statement, such legal counsel to be selected by the selling stockholders holding a majority in interest of the securities being sold. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action or proceeding shall relieve such indemnifying party of any liability to the indemnified party under this Section 5 only to the extent such failure has been prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5.

             (g) To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under this Section 5 to the extent permitted by law; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in this
Section 5 and (ii) no seller of securities guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any seller of securities who was not guilty of such fraudulent misrepresentation.

             (h) The Company shall use its commercially reasonable efforts to register and qualify the Underlying Shares under such securities or blue sky laws of such jurisdictions in the United States as the Investor reasonably requests; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5(h), (ii) subject itself to general taxation in any such jurisdiction, (iii) file a general consent to service of process in any such jurisdiction, (iv) provide any undertakings that cause more than nominal expense or burden to the Company or (v) make any change in its Certificate of Incorporation or by-laws, which in each case the Board determines to be contrary to the best interests of the Company and its stockholders.

         6. Put Right.

             (a) On any date (a "Put Date") prior to two years from the date hereof (i) on which the Resale Registration Statement is not effective under the Securities Act or (ii) during a period after the Investor has received a No-Sell Notice and prior to the Investor receiving a subsequent Sell Notice, the Investor shall have the right and option (the "Put Right") to require the Company to purchase from the Investor all, but not less than all, of the Shares and Underlying Shares then held by the Investor for a purchase price (the "Put Price") equal to the product of (i) the number of Shares and Underlying Shares owned by the Investor and (ii) the Current Market Price (as hereinafter defined) on such Put Date per share of Common Stock.

             (b) The Investor shall exercise the Put Right by giving notice (a "Put Notice") on any Put Date. Each Put Notice shall be accompanied by the certificates for the Shares and Underlying Shares owned by the Investor, properly endorsed or accompanied by stock powers properly endorsed for transfer. Within five days after receipt of a Put Notice and such stock certificates in proper form, the Company shall pay the Put Price by delivering to the Investor, at the option of the Company, (i) a certified or bank check or wire transfer in accordance with instructions received from the Investor ("Cash") in the amount of the Put Price, (ii) shares of Millennium Cell Inc. (which shares do not have the status of "restricted securities" under the Securities Act), properly endorsed or accompanied by stock powers properly endorsed for transfer
("Millennium Cell Shares"), with a Current Market Price on the day of such delivery equal to the Put Price, or (iii) a combination of Cash and Millennium Cell Shares, such that the sum of the amount of Cash delivered and the Current Market Price on the day of delivery of the Millennium Cell Shares delivered equals the Put Price. Upon payment of the Put Price, the Shares and Underlying Shares so repurchased by the Company shall no longer be deemed to be outstanding, all rights of the Investor as a holder of such shares shall cease, and the Company shall thereupon cancel the certificates representing such Shares and Underlying Shares.

             (c) The Current Market Price of a security on any date shall be the closing price of such security on such date. The closing price of a security on any date shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the closing bid price regular way, in either case on the principal national securities exchange (including, for purposes hereof, the Nasdaq National Market) on which such security is listed or admitted to trading or, if such security is not listed or admitted to trading on any national securities exchange, the highest reported bid price for such security as furnished by the National Association of Securities Dealers, Inc. through Nasdaq or by a similar organization if Nasdaq is no longer reporting such information, in each case as of the 4:00 P.M. (New York time) "benchmark" close of trading on such date. If on any such date the security is not listed or admitted to trading on any United States national securities exchange and is not quoted by Nasdaq or any similar organization, the fair value of such security on such date, as determined reasonably and in good faith by the Board, shall be used.

         7. Representations and Warranties of the Investor. To induce the Company to accept the Investor's subscription, the Investor hereby represents and warrants to the Company that:

             (a) The Shares subscribed for hereby are being acquired by the Investor for investment purposes only, for the account of the Investor and not with the view to any resale or distribution thereof, and the Investor is not participating, directly or indirectly, in a distribution of such Shares and will not take, or cause to be taken, any action that would cause the Investor to be deemed an "underwriter" of such Shares as defined in Section 2(11) of the Securities Act.

             (b) The Investor has had access to all materials, books, records, documents, and information relating to the Company, including (i) the Annual Report on Form 10-K for the year ended December 31, 2000, (ii) the Quarterly Report on Form 10-Q for the quarter ended June 30, 2001, and (iii) the Proxy Statement dated April 30, 2001 (collectively, the "SEC Filings"), and has been able to verify the accuracy of the information contained therein.

             (c) The Investor acknowledges and understands that investment in the Shares involves a high degree of risk, including the risks set forth in the SEC Filings.

             (d) The Investor has not entered into any agreement to pay commissions to any persons with respect to the purchase of the Shares.

             (e) The Investor is an "Accredited Investor" as that term is defined in Section 501(a) of Regulation D promulgated under the Securities Act. Specifically the Investor is a partnership, not formed for the specific purpose of acquiring Shares, with total assets in excess of $5,000,000.

         8. Representations and Warranties of the Company. To induce the Investor to purchase the Shares, the Company hereby represents and warrants to the Investor that:

             (a) The Company is duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now being conducted.

             (b) Upon issuance of the Shares pursuant to this Agreement, the Shares will be duly and validly issued, fully paid and non-assessable. The Underlying Shares have been duly and validly authorized and reserved for issuance, and upon issuance upon conversion of the Shares, will be duly and validly issued, fully paid and nonassessable.

             (c) The SEC Filings, when filed, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated in therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         9. Waiver. Any waiver by either party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

         10. Successors and Assigns. Neither party may assign its rights or delegate its obligations under this Agreement without the prior written consent of the other, except that the Investor may assign its rights under this Agreement to a Permitted Transferee with respect to the Shares transferred to such Permitted Transferee.

         11. Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous arrangements or understandings with respect thereto.

         12. Notices. All notices, consents, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given when delivered by hand or, if sent by Express Mail, Federal Express, or other express delivery service, when received by the addressee, in each case to the address of the party set forth above or to such other address as such party may designate by notice in the manner provided in this Section 12.

         13. Counterparts. This Agreement may be executed in counterparts, and each such counterpart shall be deemed to be an original instrument, but both such counterparts together shall constitute but one agreement.

         14. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         15. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability. Such prohibition or unenforceability in any one jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         16. Governing Law. This Agreement shall be governed by the internal laws of the State of New York, without regard to the conflicts of law principles thereof.

         17. Jurisdiction. The parties hereto each (a) hereby irrevocably and unconditionally submits to the exclusive jurisdiction of any court of the State of New York or any federal court sitting in the State of New York for purposes of any suit, action, or other proceeding arising out of this Agreement or the subject matter hereof brought by the Company or the Investor and (b) hereby waives and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action, or proceeding, any claim it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action, or proceeding is brought in an inconvenient forum, that the venue of the suit, action, or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. The Company and the Investor each hereby consents to service of process in the manner provided in Section 12.

         18. Further Assurances. At any time and from time to time, each party agrees, without further consideration, to take such actions and to execute and deliver such documents as the other parties may reasonably request to effectuate the purposes of this Agreement.

         19. No Third Party Beneficiaries. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                      GP STRATEGIES CORPORATION



                                      By:_________________________





                                      BEDFORD OAK PARTNERS, L.P.




                                      By:_________________________